SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2012

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004

(Address of principal executive offices) (Zip Code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01	Regulation FD Disclosure

As previously announced, the Circuit Court for Dane County, Wisconsin (the “Rehabilitation Court”) approved by order a motion by the Wisconsin Commissioner of Insurance, acting as the Rehabilitator of the Segregated Account of Ambac Assurance Corporation (the “Segregated Account”), to commence making interim cash payments on policy claims submitted to the Segregated Account (“Policy Claims”) in an amount, in cash, equal to 25% of the permitted amount of each Policy Claim (the “Interim Cash Payment Order”). To facilitate the Interim Cash Payment Order, the Rehabilitator has promulgated (and filed with the Rehabilitation Court) Rules Governing the Submission, Processing and Partial Payment of Policy Claims in accordance with the June 4, 2012 Interim Cash Payment Order (the “Policy Claim Rules”).

In accordance with the Policy Claim Rules, beginning in August 2012, policyholders that submit compliant Policy Claims by the end of a calendar month and which are permitted and approved by the Rehabilitator for payment are eligible to receive 25% of the amount of the permitted Policy Claim from the Segregated Account on or around the 20th day of the following month.

As of August 31, 2012, Ambac Assurance Corporation, as the management services provider for the Segregated Account (the “Management Services Provider”), had received most of the Policy Claims relating to the period between March 24, 2010 and July 31, 2012 (the “Moratorium Period”) that it had expected. However, as of August 31, 2012, it has not received Policy Claims relating to the Moratorium Period (the “Moratorium Period Policy Claims”) in respect of the following CUSIPs (the “Securities”) which it had expected to receive:

CUSIP
25457VAA4
25457VAB2
25457VAC0
25457VAH9
25457VAJ5
126673KF8
126673KQ4
126673KL5
126673KS0
126673TN2
126673TP7
126685AJ5
126685AK2
126685CS3
126685CX2
68620CAA8
68620CAB6
000759BT6
00079CAA7
126685DH6
126685DJ2
12668RAC2
26882JAA4
26882JAB2
26882JAC0
26882JAD8
76110WPC4
76110WPD2
76110WPF7
76110WPG5
749248AA8
749248AF7
749248AG5
76110WXQ4
76110WXT8
76110WXW1
126670NX2
126670NY0
126670NZ7
126670PA0
126670QS0
126670QT8
126670QU5
126670QV3
12668BBQ5
126685CZ7
126685DA1
126685DB9
126685DC7
881561W91
881561X25
8815612T0
8815612U7
23242EAB5
23242EAC3
23242EAD1
23242EAE9
23242EAF6
23243NAD0
23243NAE8
23243NAF5
23243NAG3
23243NAH1
23243NAJ7
126684AA7
126684AB5
126684AC3
126684AD1
126684AE9
126684AF6
76110WQA7
76110WQB5
25152DAB0
12666TAA4
12666TAB2
12666TAC0
12666TAD8
12666TAE6
12666TAF3

As these Moratorium Period Policy Claims were not received on or before the end of August 2012, they are not eligible for consideration for payment from the Segregated Account on September 20, 2012. Instead, these Moratorium Period Policy Claims will be evaluated for payment upon receipt of compliant Policy Claims in accordance with the Policy Claim Rules.

In addition, twelve Securities have not had Policy Claims submitted in respect of the period relating to the payment date falling in August 2012 and accordingly will also not be eligible for consideration for payment on September 20, 2012.  The twelve Securities are:

CUSIP
26882JAA4
126673KF8
126673KQ4
126673KN1
68620CAA8
68620CAB6
26882JAC0
26882JAD8
45667HAB7
45667HAC5
25152DAB0
16678RCC9

All other Moratorium Period Policy Claims received on or before August 31, 2012 are currently being evaluated by the Management Services Provider and will either be permitted, pended, disputed or disallowed in accordance with the Policy Claim Rules.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Certain statements in this document and the exhibits are “forward looking statements” within the meaning of the Private Securities Litigation Reform Act. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors. More information about these factors is contained in Ambac’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated: September 14, 2012

	By:	/s/ Stephen Ksenak
Stephen Ksenak
General Counsel